Exhibit 10.10.1
                         LEASE MODIFICATION AGREEMENT #1

         This Lease Modification Agreement #1 to Lease made this 7th day of October, 1996, by and between Petroleum, Inc., a Kansas corporation, hereinafter referred to as "Landlord" and Antigua Group, Inc., an Arizona corporation, hereinafter referred to as "Tenant."

                                 R E C I T A L S

         WHEREAS, Landlord leased certain Premises to Tenant in the McCormick Ranch Industrial Center III located at 9318 and 9332 North 95th Way, City of Scottsdale, County of Maricopa, State of Arizona, pursuant to that certain Office Building Lease between Landlord and Tenant dated August 22, 1996, hereinafter referred to as the "Lease," in which the Premises are more particularly described; and

         WHEREAS, Landlord and Tenant are mutually desirous of modifying the terms of the Lease as provided herein below.

         NOW, THEREFORE, in consideration of these presents and the agreement on each other, Landlord and Tenant hereby mutually agree as follows:

         1.       The effective date of this agreement is January 1, 1997.

         2. The aforementioned Lease is revised to delete 1,740 S.F. in suite 101 and to expand Suite 203 from 1,612 SF to 3,169 S.F. for a total square footage reduction of 183 S.F. (see attached Exhibits A-1 and A-2).

         3. For the two (2) months of November and December 1996, the amount of space, which Tenant will pay rent to Landlord, is to be reduced by 2,191 S.F.

         4. All modifications to premises are to be "building standard" and subject to prior approval of Landlord.

         5. All other terms and conditions of the Lease remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


TENANT:                                            LANDLORD:

ANTIGUA GROUP, INC.                                PETROLEUM, INC.
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By:      /s/ Thomas E. Dooley, Jr.                  By:      /s/ Thomas D. Beard
                                                             Thomas D. Beard
Title:                                              Title: Sr. Vice-President
                                                               Petroleum, Inc.

                                   EXHIBIT A-1

SKETCH OF FIRST FLOOR PLAN BUILDING A

Suites 101, 103, 104, 105, 106, 107, 108 and 109.

     Gross Building Area                          37,454 sf
     Common area                                    3175 sf
     Gross Less Common Area                       34,279 sf
     Load Factor                                  9.3%

                                   EXHIBIT A-2

SKETCH OF PARTIAL SECOND FLOOR PLAN BUILDING A
PREPARED BY THE PETERS DESIGN GROUP INC.
date stamped October 03 1996

Suite 201 (1553 sf OFFICE) (1697 SF RENTABLE)

Suite 202 (1204 sf OFFICE) (1316 SF RENTABLE)

Suite 203 (2900 sf OFFICE) (3169 SF RENTABLE)